Events occurring after the reporting period	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Events occurring after the reporting period
34	Events occurring after the reporting period

(a)	Acquisition of land use right
In March 2022, the Group
acquired
land use right in Shenzhen with consideration of RMB1.05 billion. The first half of the consideration of RMB526 million
has been paid in March 2022.

(b)	Acquisition of M&E Mobile Limited
In March 2022, the
Group entered into definitive agreement with M&E Mobile Limited, a company operates karaoke platform “Pokekara” in Japan, to acquire additional 25% of its equity interest with the consideration of approximately US$39 million. The acquisition was completed in April 2022, and M&E Mobile Limited became a non-wholly owned subsidiary of the Group.